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                                                                       EXHIBIT 4


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                 TEMPORARY CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY


                      NUMBER                              MEADOWCRAFT(R)                                             SHARES

     M
                                                              [LOGO]
                  COMMON STOCK                                                                                    COMMON STOCK

     THIS CERTIFICATE IS TRANSFERABLE IN                 MEADOWCRAFT, INC.                                       SEE REVERSE FOR
     BIRMINGHAM, ALA. OR NEW YORK, N.Y.                                                                        CERTAIN DEFINITIONS
                                                  INCORPORATED UNDER THE LAWS OF
                                                       THE STATE OF DELAWARE

THIS CERTIFIES that





is the owner of

                         FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

Meadowcraft, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and
Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                                                                                  /s/ Samuel R. Blount

COUNTERSIGNED AND REGISTERED:                           [CORPORATE SEAL]                                       Chairman of the Board
                    AMSOUTH BANK OF ALABAMA
                      (BIRMINGHAM, ALA.)         TRANSFER AGENT
BY                                                AND REGISTRAR                                         /s/ St. C. Ball

                                                                                                          Vice President of Finance,
                                           AUTHORIZED SIGNATURE                                Chief Financial Officer and Secretary
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                               MEADOWCRAFT, INC.

       THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common
        TEN ENT -- as tenants by the entireties
        JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

        UNIF GIFT MIN ACT -- _______________ Custodian _______________
                                  (Cust)                   (Minor)
                             under Uniform Gifts to Minors Act
                             _____________________
                                    (State)

    Additional abbreviations may also be used though not in the above list.


       For Value Received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


______________________________________




________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________




                        Signature:


                        ________________________________________________________
                        Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




                        Signature guaranteed:


                        ________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.